                                                                   Exhibit 10.32

July 31, 1998

THE STROH BREWERY COMPANY
100 River Place
Detroit, MI  48207

Attention:  Christopher T. Sortwell, Senior Vice President, Finance

       RE: PRODUCTION AGREEMENT, DATED JANUARY 14, 1997, BETWEEN THE STROH BREWERY COMPANY ("STROH") AND BOSTON BEER COMPANY LIMITED PARTNERSHIP ("BOSTON BEER") (THE "PRODUCTION AGREEMENT), LETTER AGREEMENT DATED JANUARY 14, 1997, BETWEEN STROH AND BOSTON BEER ("LETTER AGREEMENT") AND EXTENSION LETTERS, DATED AUGUST 19, 1997, NOVEMBER 19, 1997, DECEMBER 19, 1997, JANUARY 22, 1998, FEBRUARY 25, 1998, MARCH 11, 1998, APRIL 13, 1998, APRIL 27, 1998, JUNE 11, 1998,
            JUNE 25, 1998 AND JULY 20, 1998 ("EXTENSION LETTERS")

Dear Chris,

The following is intended to set forth the agreement between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

     1. All references in the Letter Agreement, as amended by the Extension Letters, to "August 3, 1998" are hereby deleted and substituted with "August 31, 1998".

     2. All references in the Production Agreement to a termination date of "February 5, 1999", including the reference contained in Section 6(a) of the Production Agreements are hereby deleted and substituted with "March 5, 1999".

If you are in agreement with the above, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,
BOSTON BEER COMPANY LIMITED PARTNERSHIP
BY:  BOSTON BREWING COMPANY, INC., ITS GENERAL PARTNER

By:
     -------------------------------
     Martin F. Roper, Vice President

                         ACCEPTED AND AGREED TO THIS 3RD DAY OF AUGUST, 1998. THE STROH BREWING COMPANY

                         BY:
                            -----------------------------------------------
                            Christopher T. Sortwell, Senior Vice President, Finance

August 28, 1998

THE STROH BREWERY COMPANY
100 River Place
Detroit, MI   48207

Attention:  Christopher T. Sortwell, Senior Vice President, Finance

       RE: PRODUCTION AGREEMENT, DATED JANUARY 14, 1997, BETWEEN THE STROH BREWERY COMPANY ("STROH") AND BOSTON BEER COMPANY LIMITED PARTNERSHIP ("BOSTON BEER") (THE "PRODUCTION AGREEMENT"), LETTER AGREEMENT DATED JANUARY 14, 1997, BETWEEN STROH AND BOSTON BEER ("LETTER AGREEMENT") AND EXTENSION LETTERS, DATED AUGUST 19, 1997, NOVEMBER 19, 1997, DECEMBER 19, 1997, JANUARY 22, 1998, FEBRUARY 25, 1998, MARCH 11, 1998, APRIL 13, 1998, APRIL 27, 1998, JUNE 11, 1998,
            JUNE 25, 1998, JULY 20, 1998 AND JULY 31, 1998 ("EXTENSION LETTERS")

Dear Chris:

The following is intended to set forth the agreement between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

     1. All references in the Letter Agreement, as amended by the Extension Letters, to "August 31, 1998" are hereby deleted and substituted with "September 30, 1998".

     2. All references in the Production Agreement to a termination date of "March 5, 1999", including the reference contained in Section 6(a) of the Production Agreement are hereby deleted and substituted with "April 5, 1999".

If you are in agreement with the above, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,
BOSTON BEER COMPANY LIMITED PARTNERSHIP
By: Boston Brewing Company, Inc., its General Partner


By:  __________________________________
     Martin F. Roper, Vice President

                    ACCEPTED AND AGREED TO THIS ____ DAY OF AUGUST, 1998. THE STROH BREWERY COMPANY


                    By: _______________________________________________________
                        Christopher T. Sortwell, Senior Vice President, Finance

September 28, 1998

THE STROH BREWERY COMPANY
100 River Place
Detroit, MI  48207

Attention:  Christopher T. Sortwell, Senior Vice President, Finance

       RE: PRODUCTION AGREEMENT, DATED JANUARY 14, 1997, BETWEEN THE STROH BREWERY COMPANY ("STROH") AND BOSTON BEER COMPANY LIMITED PARTNERSHIP ("BOSTON BEER") (THE "PRODUCTION AGREEMENT), LETTER AGREEMENT DATED JANUARY 14, 1997, BETWEEN STROH AND BOSTON BEER ("LETTER AGREEMENT") AND EXTENSION LETTERS, DATED AUGUST 19, 1997, NOVEMBER 19, 1997, DECEMBER 19, 1997, JANUARY 22, 1998, FEBRUARY 25, 1998, MARCH 11, 1998, APRIL 13, 1998, APRIL 27, 1998, JUNE 11, 1998,
            JUNE 25, 1998, JULY 20, 1998, JULY 31, 1998, AND AUGUST 28, 1998
            ("EXTENSION LETTERS")

Dear Chris,

The following is intended to set forth the agreement between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

     1. All references in the Letter Agreement, as amended by the Extension Letters, to "September 30, 1998" are hereby deleted and substituted with "October 15, 1998".

     2. All references in the Production Agreement to a termination date of "April 5, 1999", including the reference contained in Section 6(a) of the Production Agreements are hereby deleted and substituted with "April 20, 1999".

If you are in agreement with the above, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,
BOSTON BEER COMPANY LIMITED PARTNERSHIP

BY:  BOSTON BREWING COMPANY, INC., ITS GENERAL PARTNER
By:
     -------------------------------
     Martin F. Roper, Vice President

                    ACCEPTED AND AGREED TO THIS     DAY OF SEPTEMBER, 1998
                                                ---
                    THE STROH BREWING COMPANY

                    BY:
                        -------------------------------------------------------
                        Christopher T. Sortwell, Senior Vice President, Finance

October 13, 1998

THE STROH BREWERY COMPANY
100 River Place
Detroit, MI  48207

Attention:  Christopher T. Sortwell, Senior Vice President, Finance

       RE: PRODUCTION AGREEMENT, DATED JANUARY 14, 1997, BETWEEN THE STROH BREWERY COMPANY ("STROH") AND BOSTON BEER COMPANY LIMITED PARTNERSHIP ("BOSTON BEER") (THE "PRODUCTION AGREEMENT), LETTER AGREEMENT DATED JANUARY 14, 1997, BETWEEN STROH AND BOSTON BEER ("LETTER AGREEMENT") AND EXTENSION LETTERS, DATED AUGUST 19, 1997, NOVEMBER 19, 1997, DECEMBER 19, 1997, JANUARY 22, 1998, FEBRUARY 25, 1998, MARCH 11, 1998, APRIL 13, 1998, APRIL 27, 1998, JUNE 11, 1998,
            JUNE 25, 1998, JULY 20, 1998, JULY 31, 1998, AUGUST 28, 1998, AND
            SEPTEMBER 28, 1998 ("EXTENSION LETTERS")

Dear Chris,

The following is intended to set forth the agreement between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

     1. All references in the Letter Agreement, as amended by the Extension Letters, to "October 15, 1998" are hereby deleted and substituted with "October 21, 1998".

     2. All references in the Production Agreement to a termination date of "April 20, 1999", including the reference contained in Section 6(a) of the Production Agreements are hereby deleted and substituted with "April 27, 1999".

If you are in agreement with the above, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,
BOSTON BEER COMPANY LIMITED PARTNERSHIP
BY:  BOSTON BREWING COMPANY, INC., ITS GENERAL PARTNER

By:
     -------------------------------
     Martin F. Roper, Vice President

                    ACCEPTED AND AGREED TO THIS     DAY OF OCTOBER, 1998
                                                ---
                    THE STROH BREWERY COMPANY

                    BY:
                        -------------------------------------------------------
                        Christopher T. Sortwell, Senior Vice President, Finance

October 20, 1998

THE STROH BREWERY COMPANY
100 River Place
Detroit, MI  48207

Attention:  Christopher T. Sortwell, Senior Vice President, Finance

       RE: PRODUCTION AGREEMENT, DATED JANUARY 14, 1997, BETWEEN THE STROH BREWERY COMPANY ("STROH") AND BOSTON BEER COMPANY LIMITED PARTNERSHIP ("BOSTON BEER") (THE "PRODUCTION AGREEMENT), LETTER AGREEMENT DATED JANUARY 14, 1997, BETWEEN STROH AND BOSTON BEER ("LETTER AGREEMENT") AND EXTENSION LETTERS, DATED AUGUST 19, 1997, NOVEMBER 19, 1997, DECEMBER 19, 1997, JANUARY 22, 1998, FEBRUARY 25, 1998, MARCH 11, 1998, APRIL 13, 1998, APRIL 27, 1998, JUNE 11, 1998,
            JUNE 25, 1998, JULY 20, 1998, JULY 31, 1998, AUGUST 28, 1998,
            SEPTEMBER 28, 1998, AND OCTOBER 13, 1998 ("EXTENSION LETTERS")

Dear Chris,

The following is intended to set forth the agreement between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

     1. All references in the Letter Agreement, as amended by the Extension Letters, to "October 21, 1998" are hereby deleted and substituted with "October 23, 1998".

     2. All references in the Production Agreement to a termination date of "April 27, 1999", including the reference contained in Section 6(a) of the Production Agreements are hereby deleted and substituted with "April 29, 1999".

If you are in agreement with the above, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,
BOSTON BEER COMPANY LIMITED PARTNERSHIP

BY:  BOSTON BREWING COMPANY, INC., ITS GENERAL PARTNER
By:
     -------------------------------
     Martin F. Roper, Vice President

                    ACCEPTED AND AGREED TO THIS     DAY OF OCTOBER, 1998
                                                ---
                    THE STROH BREWERY COMPANY

                    BY:
                        -------------------------------------------------------
                        Christopher T. Sortwell, Senior Vice President, Finance

October 23, 1998

THE STROH BREWERY COMPANY
100 River Place
Detroit, MI  48207

Attention:  Christopher T. Sortwell, Senior Vice President, Finance

       RE: PRODUCTION AGREEMENT, DATED JANUARY 14, 1997, BETWEEN THE STROH BREWERY COMPANY ("STROH") AND BOSTON BEER COMPANY LIMITED PARTNERSHIP ("BOSTON BEER") (THE "PRODUCTION AGREEMENT), LETTER AGREEMENT DATED JANUARY 14, 1997, BETWEEN STROH AND BOSTON BEER ("LETTER AGREEMENT") AND EXTENSION LETTERS, DATED AUGUST 19, 1997, NOVEMBER 19, 1997, DECEMBER 19, 1997, JANUARY 22, 1998, FEBRUARY 25, 1998, MARCH 11, 1998, APRIL 13, 1998, APRIL 27, 1998, JUNE 11, 1998,
            JUNE 25, 1998, JULY 20, 1998, JULY 31, 1998, AUGUST 28, 1998,
            SEPTEMBER 28, 1998, OCTOBER 13, 1998, AND OCTOBER 20, 1998 ("EXTENSION LETTERS")

Dear Chris,

The following is intended to set forth the agreement between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

    1. All references in the Letter Agreement, as amended by the Extension Letters, to "October 23, 1998" are hereby deleted and substituted with "November 6, 1998".

    2. All references in the Production Agreement to a termination date of "April 29, 1999", including the reference contained in Section 6(a) of the Production are hereby deleted and substituted with "May 13, 1999".

If you are in agreement with the above, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,
BOSTON BEER COMPANY LIMITED PARTNERSHIP
BY:  BOSTON BREWING COMPANY, INC., ITS GENERAL PARTNER

By:
     -------------------------------
     Martin F. Roper, Vice President

                    ACCEPTED AND AGREED TO THIS 23RD DAY OF OCTOBER, 1998 THE STROH BREWERY COMPANY

                    BY:
                        -------------------------------------------------------
                        Christopher T. Sortwell, Senior Vice President, Finance